

KEYUAN
PETROCHEMICALS



Investor Presentation

March 2011

Notice of Disclosure

CONFIDENTIAL INFORMATION. This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential.

The agents and the agents' counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The agents' counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber. The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company. Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

KEYUAN PETROCHEMICALS

Company Profile

Company:	Keyuan Petrochemicals (NASDAQ: KEYP)
Location:	Ningbo, China
Industry:	Petroleum and Petrochemical Products
Share Price (2/23/11):	$5.48
Fully Diluted Shares Outstanding:	62.9 million
Market Capitalization:	$345 million
Cash & Cash Equivalents (9/30/10):	$44.9 million
2010 Revenues (9 months):	$400.7 million
2010 Net Income (9 months):	$18.5 million
2010 EPS (9 months):	$0.35
Auditor:	KPMG
US Counsel:	Leser, Hunter, Taubman & Taubman

KEYUAN PETROCHEMICALS

Company Overview

Keyuan Petrochemical ("Keyuan") is an independent manufacturer of a wide range of petrochemicals with a planned facility expansion

- Located in Qingshi Chemical Park in Ningbo, Zhejiang with over 400 employees
- High demand for refined petrochemical products due to China's robust economic growth and under-developed domestic supply capacity
  - orders received exceed the company's current annual capacity
- Proprietary manufacturing processes with lower raw material costs and higher utilization and yields
- Current annual petrochemical refining design capacity of 550,000 metric tons (MT)
- Proposed manufacturing expansion to include increased storage capacity, raw material pre-treatment facility, and an asphalt production facility
- Strong management team consisting of seasoned petrochemical veterans with proven track records from China's largest state owned enterprises

April 2007	June 2007	January 2008	August 2009	October 2009	December 2009
• Established company	• Completed land purchase	• Began facility construction	• Began trial production	• Commenced sales and orders	• Full production online

KEYUAN PETROCHEMICALS

Competitive Advantages - Technology

- **Innovation**
  - First company in China to develop, commercialize, and patent multiple ethylene propylene (MEP) technology
  - Enhanced technology uses a set of dual risers for one precipitator and one regenerator, as opposed to the traditional one riser approach
- **Resource Reutilization and Production Efficiency**
  - Reuse inferior natural resource - heavy oil generated by non-paraffin based crude oil as raw material, as opposed to naphtha
  - Heavy oil as feedstock is 15% less expensive than naphtha, and lowers raw material costs by 15%
  - Provide 15% higher yields than the commonly used fluidized catalytic cracking process
- **Sustainability**
  - Current world reserve of heavy oil is twice of light crude oil (such as naphtha)
  - Address the industry's need to look outside of conventional oil reserve - increase the utilization of heavy oil
  - Future pre-treatment facility will enable the company to use an even lower grade of heavy oil with higher sulfur and metal content
  - Develop new, value-add products and technologies through partnership with research institutions and joint ventures

Competitive Advantages - Management Team

- Senior Team has over 100 years of combined experience in the Petrochemical Industry
- CEO/Founder, Mr. Tao, worked for Sinopec
- Built and managed Ningbo Hebang Chemical as President. Company generated $1.4B in annual revenues and was purchased by CNOOC
- Built and managed Ningbo Daxie Liwan Petrochemical as Vice President. Company generated $1B in revenues and was bought by CNOOC
- Inventor of MEP technology
- Aged 43, won over 30 technological innovations, management awards and distinctions

KEYUAN PETROCHEMICALS

Competitive Advantages - Location

- Facility in close proximity to raw material suppliers and downstream manufacturers
- Ideal location provides access to suppliers, skilled labor and industry resources
- The facility has an on-site 5,000 MT capacity ocean shipping dock. It also has access to an adjacent 50,000 MT shipping dock
- Ocean front access lowers logistic costs

KEYUAN PETROCHEMICALS

Petrochemical Market in China

- World petrochemical market totaled $4.1 trillion in 2009
- Petrochemical industry in China consisted of approximately 20% of China's 2009 GDP and 24% of the global market
- The world's second largest behind the US in terms of production and consumption
- Output value grew from $182 billion in 2000 to $968 billion in 2008, representing a CAGR of 23.2%
- China Petrol and Chemical Industry Association (CPCIA) expects total profit in the petrochemical industry to increase 22%in 2011*
- Revenue expected to increase 20%
  - total export and import volume expected to increase 22%
  - investment expected to increase 13%

** Source: http://english.peopledaily.com.cn*

China's Petrochemical Market Size from 2000-2008 (USD billions)



1200
1000
800
600
400
200
0
CAGR 23.2%
$182
$188
$200
$271
$357
$497
$629
$780
$968
2000
2001
2002
2003
2004
2005
2006
2007
2008

KEYUAN PETROCHEMICALS

Petrochemical Products

Keyuan	Petrochemicals	ingredients used for	Finished Goods	% of Sales (9/30/10)
BTX Aromatics	Benzene, toluene, xylene and other chemical components for further processing into oil resin, gasoline and solvent materials		Used in paint, ink, construction coating and pesticides	71.6%
Propylene	A chemical intermediate for an array of chemical and plastic products such as polypropylene, acrylonitrile, oxo chemicals, propylene oxide, cumene, isopropyl alcohol, acrylic acid and other chemicals		Used for paints, household detergents, automotive brake fluids, carpeting, textile, insulating materials, auto parts and electrical appliances	5.8%
Styrene	A precursor to polystyrene and several copolymers		Used for packaging materials, construction materials, electronic parts, home appliances, household goods, home furnishings, toys and sporting goods	6.5%
Liquid Petroleum Gas	A mixture of hydrocarbon gases and a replacement for chlorofluorocarbons as an aerosol propellant and a refrigerant which produces less damage to the ozone layer		Used as fuel in heating appliances and vehicles	1.8%
MTBE & Other Chemicals	MTBE, oil slurry, sulphur and other chemicalsh		Used for fuel components, refrigeration systems, fertilizers, insecticides and fungicides	14.3%

KEYUAN PETROCHEMICALS

Keyuan's Facility & Equipment

- **Major processing equipment**
  - heavy oil catalytic pyrolysis processing
  - gas fractionation processing
  - ethylbenzene and styrene processing
  - LPG and sulphur recovery processing
- **$132M invested in the facility to date**
  - total of 1.2M sq ft including 594,000 sq ft for production and 19,500 sq ft for laboratories and offices
- **100,000 MT of storage capacity**
  - 50,000 MT for raw materials
  - 50,000 MT for finished products
  - additional 180,000 MT of storage facility in process
- **5,000 MT capacity on-site ocean shipping dock**
  - roughly 90% of feedstock and finished products use the shipping dock
  - adjacent access to additional 50,000 MT of ocean shipping capacity
  - also has a 10-truck loading facility





KEYUAN PETROCHEMICALS

Technology and R&D

Overall Advantage

Proprietary petrochemical manufacturing process combines unique technologies which allows for less costly raw materials, and higher utilization and yields

Better Use of Raw Materials

Use of heavy oil instead of the commonly used naphtha as raw material; heavy oil is generally RMB1,000 per MT cheaper and more readily available than naphtha

Higher Utilization

Enhanced technologies in production design and applications allows lower capital investment and enhanced operation efficiency

Higher Yields

Catalytic pyrolysis process provides ease of operation and higher reaction temperatures, generating 15% higher yield than the commonly used fluidized catalytic cracking process

Strong Research & Development Capabilities

Experienced engineers and technicians with state-of-the-art research and laboratory facilities

Working with several leading petrochemical R&D institutions to design and combine various technologies into Keyuan's proprietary manufacturing processes

KEYUAN PETROCHEMICALS

Environmental Protection & Safety

Keyuan's state of the art facility maintains a strict commitment to environmental protection, facility safety and quality control



Environmental Measures meet National Standards
Waste Management
Water Recycle
Pollutant Treatment
Gas Recycle
Emission Control
Odor Treatment
Sulphur Recovery

Safety Measures
Distribution control system
Emergency shutdown mechanism
Automatic interlocking system
Detection & alarm system for flammable and toxic gas
Fire detection & automatic sprinkler system
Real-time system and process monitoring system

Quality Control
Keyuan products meet all national standards of petrochemical products set by General Administration of Quality Supervision, Inspection and Quarantine of the PRC and National Standardization Committee

KEYUAN PETROCHEMICALS

Keyuan's Petrochemical Process


Heavy oil
Pre-treatment Equipment
Lower quality raw material
Asphalt Production Facility
Future asphalt production
Higher quality raw material
Current production
Proprietary Catalytic Pyrolysis Processing
BTX Aromatics & Oil Slurry
LPG to Desulfurization
Gas Fractionation Processing
Refined Gas to Ethylbenzene
Acid Gas to Sulphur Recovery
Propylene & C4
LPG
Dry Gas & Ethylbenzene
Sulphur Recovery
Sulphur
Isobutane
Ethylbenzene to Styrene
MTBE
Styrene
Fuel Gas

Note: A key component of Keyuan's asphalt production is raw material pre-treatment equipment which will greatly enhance its capability to handle tougher raw materials and reduce raw material costs. Keyuan currently uses the remaining heavy residuals for heating exchange and oil slurry

KEYUAN PETROCHEMICALS

Production Expansion Plan

Expansion Project	Projected Expansion Capacity (MT)	Expected Completion Date
Expansion of Existing Design Capacity	170,000	Q2 2011
SBS Production Facility	70,000	End of Q3 2011
Storage Facility	180,000	End of Q4 2011
Raw Materials Pre-treatment Facility	N/A	End of Q3 2012
Asphalt Production Facility	300,000	End of Q3 2012

KEYUAN PETROCHEMICALS

Asphalt Market in China

- Asphalt market in China equaled $5.7 billion in 2008
- China's demand for asphalt has outpaced supply for five consecutive years with total imports of approximately 3.3M MT in 2009
- Asphalt is used for highways, roads, airport pavement and also as raw material for emulsified, diluted and modified asphalt based products
- China currently ranks second in the world in length of highways at 75,000 km and this is expected to continue growing rapidly
- To ensure roads and highways are in good condition, the Chinese government requests pavement maintenance projects every 5 yrs

Supply and Demand of Asphalt (million MT)



Supply
Demand
20.00
15.00
10.00
5.00
0.00
9.23
12.37
11.7
15.12
9.36
12.92
8.48
11.69
2005
2006
2007
2008

Import of Asphalt (million MT)



4.00
3.00
2.00
1.00
0.00
2.17
2.50
2.40
3.25
3.40
3.55
3.30
2002
2003
2004
2005
2006
2007
2008

Source: www.chem99.com

KEYUAN PETROCHEMICALS

Product Mix / Capacity Breakdown

Current Design Capacity (550,000 MT)


Propylene, 51,500
Styrene, 36 ,000
LPG, 77,50 0
MTBE & Others, 40, 000
BTX Aromatics, 345,000

Projected Capacity with Asphalt & SBS (1,090,000 MT)


SBS, 70,000
Asphalt, 30 0,000
BTX Aromatics, 454,000
MTBE & Others, 52, 000
LPG, 100,00 0
Styrene, 47 ,000
Propylene, 67,000

KEYUAN PETROCHEMICALS

Sales Strategy and Pricing

Favorable gross margins for domestic Chinese petrochemical refiners

Sales Strategy

- **Target Customers**: component manufacturers in the Yangtze River Delta and Pearl River Delta
  - 80% direct sales
  - 20% via distributors
- **Payment terms**: 90+% cash in advance or credit sales to core customers with excellent credit history and ratings
- A/R DSO: 0-10 days
- **Raw Material-to-Sales cycle:** 30 days

Pricing

- Raw material price fluctuations are primarily based on supply and demand and international oil prices
- Keyuan's selling prices are based on benchmark prices published by national petrochemical companies and recognized agencies and/or on negotiated prices with customers
- BTX aromatic prices are influenced by benchmark prices set by the National Development and Reform Commission (NDRC)*

** Source: www.eia.doe.gov*

KEYUAN PETROCHEMICALS

Financial Summary

2010 Projections	$ mill ex-volume
Revenue	$550
Net Income*	$36.3
Sales Volume	*660,000 MT*

Fiscal year ends December 31st
** Excludes public company expenses*

USD millions	Q3 2010	Q2 2010
Revenue	$151.3	$132.0
Gross Profit	$13.1	$8.6
Net Income	$7.9	$4.9

USD millions	YTD 2010	YTD 2009
Revenue	$400.7	N/A
Gross Profit	$30.5	N/A
Net Income	$18.5	N/A

KEYUAN PETROCHEMICALS

Balance Sheet Summary

USD Millions	December 31, 2009	September 30, 2010
Cash	$14.0	$44.9
Inventory	$32.6	$77.1
Trade Receivables	$0.4	$3.3
Current Assets	$80.9	$250.2
Total Assets	$219.1	$391.6
Current Liabilities	$171.0	$299.2
Long Term Debt	$37.4	$19.4
Shareholders' Equity	$10.6	$72.9

KEYUAN PETROCHEMICALS

Strategic Growth Plan

- **Strengthen core competency**
  - Adopt innovative technology to advance market position
  - Improve production efficiency and utilization to increase profit margin
  - Optimize product mix and focus on value-add products to support sustainable growth

- **Achieve vertical integration**
  - Downstream expansion to maximize the economic rent and explore new growth drivers
  - Upstream integration to secure feedstock supply and reduce raw material costs



Crude oil refinery
Upstream Support
Core Competency
Petrochemicals manufacturing
Downstream Expansion
Manufacture value-add downstream products using Keyuan's petrochemicals

KEYUAN PETROCHEMICALS

Management Team

Chunfeng Tao, *Founder, Chairman & Chief Executive Officer*

- Industry veteran with over 20 years' extensive experience in the petrochemical industry
- Served as President of Ningbo Hebang Chemical Co. (later purchased by CNOOC) which had annual revenue of $1.5B. Managed and built the company to an annual production capacity of 250K MT for aromatic and heavy oil cracking products
- Served as Executive Vice President of Ningbo Daxie Liwan Petrochemicals Co. (also purchased by CNOOC) which had annual revenue of $1B. Managed and built the company to an annual production of 500K MT of high grade asphalt
- Served in various senior management and technical positions at Sinopec Zhenhai Refining & Chemical Co., the largest base for crude oil processing and sour crude oil processing in China, and won over 30 technological innovations, management awards and distinctions during his tenure
- Majored in Petroleum Processing in Guangdong Petrochemical College

Angela Li, *Chief Financial Officer, CPA*

- Industry veteran with over 10 years of experience in Corporate Finance, Accounting and Tax
- Served on the CFO team at Bank of America (BAC) and Nucor Corporation (NU)
- Consultant for Deloitte & Touche LLP
- Served as Independent board member for Huifeng Bio-Pharmaceutical Technology
- MBA from Fuqua School at Duke University and M.S. in Accounting from Wake Forest University

KEYUAN PETROCHEMICALS

Management Team (cont'd)

Dr. Jingtao Ma, *Executive Vice President*

- Over 20 years' experience in corporate management, research & development, sales & marketing, and business development
- Served in management and technical positions at Sinopec Zhenhai Refining & Chemical Co. in various functions including manufacturing and operations, and chemical and technical analysis
- Master of Science and Doctorate in Physical Chemistry from Lanzhou Chemistry & Physics Research Institute of CSA

Shifa Wang, *Vice President & Chief Engineer*

- 30 years' management experience in petrochemical technology and manufacturing, specializing in oil refining and catalytic cracking
- Served as General Manager at Guangdong Yingchang Heavy Road Asphalt Co., Ltd., Chief Engineer at Sinopec Anqing Refinery Co., Ltd. and Head of Operations for Phase II production line expansion at Guangdong Tiyi Group Co., Ltd.
- Bachelor of Science from Chemical Engineering Department of China Petroleum University and Master of Art in Enterprise Management from Qinghua University

Weifeng Xue, *Vice President, Accounting*

- Over 20 years' experience in accounting and finance, account settlement, capital planning, commercial banking, corporate credit, loan operations and management
- Served as Supervisor of Accounting and Finance at Aux Group Co., Ltd., a privately-held electronics manufacturer and finance Director at China Agriculture Bank, Ningbo Branch
- Bachelor of Science in Economics from Hangzhou Electronics & Industrial Institute

Mingliang Liu, *Vice President, Manufacturing*

- Over 30 years' of experience in petrochemical manufacturing and production management specializing in oil refining, heavy oil cracking and crude oil processing. Served in various supervisory and managerial positions at Sinopec Zhenhai Refining & Chemical Co.
- Majored in Economics & Management at Zhejiang CCP Institute

KEYUAN PETROCHEMICALS

Board of Directors

Chunfeng Tao, *Chairman of the board*

- Mr. Tao is an industry veteran with over 20 years of experience in the petrochemical industry. Served as President of Ningbo Hebang Chemical Co. which had annual revenue of $1.5B. Served as Executive Vice President of Ningbo Daxie Liwan Petrochemicals Co. which had annual revenue of $1B

Gerry Goldberg, *Independent Director*

- Mr. Goldberg has over 30 years experience in the accounting industry and currently serves as senior partner in the accounting firm Schwatrz Levitsky Feldman LLP, one of the top ten accounting firms in Canada. At the firm, he heads the US Public Company audit division, and is actively involved in the audits of various Canadian, US, Chinese and other foreign companies listed in the US and Canada.

Michael Rosenberg, *Independent Director*

- Mr. Rosenberg has over 35 years experience in energy trading, currently as managing director of Saugatuck Energy where he is responsible for identifying investment opportunities in Asia. He was founder and chief executive officer of Swiss-based Oceana Petrochemicals, a major petrochemicals trading company with annual revenue of approximately $1 Billion.

Dishen Shen, *Independent Director*

- Mr. Shen is a senior petrochemical engineer with nearly 40 years of oil refining and petrochemical industry expertise and management experience, and has made significant contributions to the oil refining and petrochemical industries in China. Mr. Shen has served in a variety of leadership roles in planning and economic development in Zhejiang Province, focusing primarily on development of the petrochemical industry.

Steven Xin Yue, *Director*

- Mr. Yue has 20 years of experience in management and operations, information technology, equity trading, sales and marketing, financial consulting and investment and real estate financing and development. Currently he is a Co-founder and Chief Executive Officer of Cmark Capital Co., Ltd. Previously he also co-founded Golden Spider Co., Ltd., and New Shengtong Technology Co., Ltd.

KEYUAN PETROCHEMICALS

Summary Highlights

- Balanced and strong global economic growth and under-developed domestic supply driving strong demand for refined petrochemical products
- 550,000 MT of design petrochemical refining capacity with a cost-effective capacity and product expansion plan
- Proprietary technology lowers production cost by utilizing less expensive heavy oil
- Robust customer base with long-term relationships provide revenue and cash flow visibility
- A proven and committed management with industry technology experts and advisers





KEYUAN PETROCHEMICALS

Contact Information

Investor Relations – HC International

Mr. Ted Haberfield

San Diego, CA

Tel: (760) 755-2716

Email: thaberfield@hcinternational.net

Company – Keyuan Petrochemicals, Inc.

7810 Ballantyne Commons Pkwy, Suite 300

Charlotte, NC 28277

Tel: (704) 841-7604
Email: info@keyuanpetrochemicals.com